Exhibit 99.1


[NEUROLOGIX GRAPHIC OMITTED]


Contact:    Marc Panoff
            Chief Financial Officer
            (201) 592-6451
            marcpanoff@neurologix.net


                   NEUROLOGIX ANNOUNCES THIRD QUARTER RESULTS
                    __________________________________________
      Landmark Clinical Trial for Parkinson's Disease Completed in October


Fort Lee, New Jersey (November 14, 2006) - Neurologix, Inc. (OTCBB: NRGX), a biotech company engaged in the development of innovative gene therapies for the brain and central nervous system, announced today its financial results for the quarter and nine months ended September 30, 2006.

Having recently announced statistically significant clinical efficacy results of the first ever human gene therapy clinical trial for Parkinson's disease in October 2006 at the Annual Meeting of the Society of Neuroscience in Atlanta, Neurologix is planning to move into the next stages of clinical development of its NLX gene therapy technology, including further studies for Parkinson's disease and a Phase I human trial for temporal lobe epilepsy.

For the quarter ended September 30, 2006, the Company reported a net loss of $2.5 million, as compared with $1.0 million for the quarter ended September 30, 2005. The Company reported a net loss applicable to common stock for the quarter ended September 30, 2006, of $2.8 million, or $0.10 per diluted share, as compared with $1.0 million, or $0.04 per share, for the same period in 2005. The net loss applicable to common stock for the quarter ended September 30, 2006 includes charges of $277,000 related to preferred stock dividends in connection with the issuance of the Company's Series C Preferred Stock. The Company has cash, cash equivalents and short-term investments of approximately $11.7 million at September 30, 2006.



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NRGX Announces Third Quarter Results
Page 2
November 14, 2006


For the nine months ended September 30, 2006, the Company reported a net loss of $5.6 million, as compared with $3.5 million for the nine months ended September 30, 2005. The Company reported a net loss applicable to common stock for the nine months ended September 30, 2006, of $8.7 million, or $0.33 per diluted share, as compared with $3.5 million, or $0.14 per diluted share, for the same period in 2005. The net loss applicable to common stock for the nine months ended September 30, 2006, includes charges of $3.0 million, or $0.11 per diluted share, related to accretion of a beneficial conversion feature ($2.6 million) and preferred stock dividends ($0.4 million) in connection with the issuance of the Company's Series C Preferred Stock in May 2006.

In commenting on the Company's performance, John E. Mordock, President and CEO, said, "The landmark results of our Phase I Parkinson's disease clinical trial confirmed the safety and tolerability of our Parkinson's gene therapy treatment and also yielded statistically significant clinical efficacy results. We are encouraged by these results because the treatment was confined to a single side of the brain. Future studies are planned for the bilateral installation of the therapy and measuring treatment effects on both sides of the brain, which we hope will produce stronger efficacy results. We look forward to validating our results in future trials and continuing our efforts to develop a major new treatment for Parkinson's disease worldwide."

The Company currently plans to conduct one or more interim trials prior to conducting a pivotal trial for its treatment of Parkinson's disease. The Company hopes to begin the interim trials in the second quarter of 2007. The scope and timing of such trials will largely depend upon FDA concurrence, the ability to manufacture product on a timely basis, the availability of funding and other factors. These trials will be designed, among other things, to test the therapy bilaterally, determine the proper dosing and test the catheter system developed by Medtronic pursuant to its development agreement with the Company.

About Neurologix
Neurologix, Inc. is a development-stage company engaged in the research and development of proprietary treatments for disorders of the brain and central nervous system utilizing gene therapies. The Company's initial development efforts are focused on gene therapy for treating Parkinson's disease, epilepsy and Huntington's disease. Neurologix's core technology, "NLX," is currently being tested in a Company-sponsored Phase I human clinical trial to treat Parkinson's disease.



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NRGX Announces Second Quarter Results
Page 3
August 14, 2006



Cautionary Statement Regarding Forward-looking Statements
This news release includes certain statements of the Company that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact. When used in this document, the words "expects," "promises," "anticipates," "estimates," "plans," "intends," "projects," "predicts," "believes," "may" or "should," and similar expressions, are intended to identify forward-looking statements. These statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, the following:

     o The Company is still in the development stage and has not generated any revenues. From inception through September 30, 2006, it incurred net losses and negative cash flows from operating activities of approximately $19.8 million and $15.1 million, respectively. Management believes that the Company will continue to incur net losses and cash flow deficiencies from operating activities for the foreseeable future. Because it may take years to develop, test and obtain regulatory approval for a gene-based therapy product before it can be sold, the Company likely will continue to incur significant losses for the foreseeable future. Accordingly, it may never be profitable and, if it does become profitable, it may be unable to sustain profitability.

     o In order to obtain the regulatory approvals necessary to commercialize its current or future product candidates, from time to time the Company will need to raise funds through public or private equity offerings, debt financings or additional corporate collaboration and licensing arrangements. Availability of financing depends upon a number of factors beyond the Company's control, including market conditions and interest rates. The Company does not know whether additional financing will be available when needed, or if available, will be on acceptable or favorable terms to it or its stockholders.

     o The Company will need to conduct future clinical trials for treatment of Parkinson's disease using the Company's NLX technology. If the trials prove unsuccessful, future operations and the potential for profitability will be materially adversely affected and the business may not succeed.

     o There is no assurance as to when, or if, the Company will be able to successfully complete the required preclinical testing of its gene therapy for the treatment of epilepsy to enable it to file an Investigational New Drug Application with the FDA for permission to begin a Phase I safety trial or that, if filed, such permission will be granted.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in the forward-looking statements. Additional information regarding factors that could cause results to differ materially from management's expectations is found in the section entitled "Risk Factors" in the Company's 2005 Annual Report on Form 10-KSB. Although the Company believes these assumptions are reasonable, no assurance can be given that they will prove correct. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Further, the Company undertakes no obligation to update forward-looking statements after the date they are made or to conform the statements to actual results or changes in the Company's expectations.



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NRGX Announces Second Quarter Results
Page 4
August 14, 2006


                                        NEUROLOGIX, INC.
                                  (A Development Stage Company)
                                     CONDENSED BALANCE SHEET
                                           (UNAUDITED)
                   (Amounts in thousands, except share and per share amounts)

                                                                                      Sept. 30,
                                                                                        2006
                                                                                      ---------

                                     ASSETS
Current assets:
   Cash and cash equivalents                                                        $       6,687
   Investments in marketable securities held to maturity                                    4,969
   Prepaid expenses and other current assets                                                  561
                                                                                    -------------
     Total current assets                                                                  12,217

Equipment, less accumulated depreciation of $310                                              171
Intangible assets, less accumulated amortization of $116                                      564
Other assets                                                                                   11
                                                                                    -------------
         Total Assets                                                               $      12,963
                                                                                    =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses                                            $         943
   Capital lease obligations                                                                    1
                                                                                    -------------
     Total liabilities                                                                        944

Commitments and contingencies

Stockholders' equity:
   Preferred stock; 5,000,000 shares authorized:
     Series A - Convertible, $0.10 par value; 300,000 shares designated, 645 shares issued and outstanding with an aggregate liquidation
         preference of $645                                                                     -
     Series B - $0.10 par value; 4,000,000 shares designated,
         no shares issued and outstanding                                                       -
     Series C - Convertible, $0.10 par value; 700,000 shares designated,
         353,980 shares issued and outstanding with an aggregate liquidation
         preference of $12,426,471                                                             35
   Common Stock:
     $0.001 par value; 60,000,000 shares authorized, 26,542,924 issued and
        outstanding at September 30, 2006                                                      27
   Additional paid-in capital                                                              34,340
   Deficit accumulated during the development stage                                       (22,383)
                                                                                    -------------
     Total stockholders' equity                                                            12,019
                                                                                    -------------
         Total Liabilities and Stockholders' Equity                                 $      12,963
                                                                                    =============


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NRGX Announces Second Quarter Results
Page 5
August 14, 2006



                                        NEUROLOGIX, INC.
                                  (A Development Stage Company)
                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (UNAUDITED)
                   (Amounts in thousands, except share and per share amounts)

                                                                                                           For the
                                                                                                           period
                                                      Three Months Ended         Nine Months Ended         2/12/99
                                                         September 30,             September 30,         (inception)
                                                   ------------------------  ------------------------      through
                                                      2006          2005         2006         2005         9/30/06
                                                   -----------  -----------  -----------  -----------    -----------

Operating expenses:
    Research and development                       $     1,263  $       300  $     2,792  $     1,659   $    10,265
    General and administrative expenses                  1,395          724        3,141        1,947         9,693
                                                   -----------  -----------  -----------  -----------   -----------
Loss from operations                                    (2,658)      (1,024)      (5,933)      (3,606)      (19,958)
                                                   -----------  -----------  -----------  -----------   -----------

Other income (expense):
    Dividend, interest and other income                    164           29          292          122           607
    Interest expense-related parties                         -           (1)          (2)          (3)         (411)
                                                   -----------  -----------  -----------  -----------   -----------
    Other income, net                                      164           28          290          119           196
                                                   -----------  -----------  -----------  -----------   -----------
Net loss                                                (2,494)        (996)      (5,643)      (3,487)  $   (19,762)
                                                                                                        ===========

Charge for accretion of beneficial
     conversion rights                                       -            -       (2,621)           -
Preferred stock dividends                                 (277)           -         (427)           -
                                                   -----------  -----------  -----------  -----------
Net loss applicable to common stock                $    (2,771) $      (996) $    (8,691) $    (3,487)
                                                   ===========  ===========  ============ ===========

Net loss applicable to common
    stock per share, basic and diluted             $     (0.10) $     (0.04) $     (0.33) $     (0.14)
                                                   ============ ============ ============ ============

Weighted average common shares
    outstanding, basic and diluted                  26,542,924   26,530,061   26,542,924   25,409,082
                                                   ===========  ===========  ============ ============

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